Contacts:         Daniel J. Thomas                 Thomas E. Kiraly
                  President and                    Executive Vice President and
                  Chief Executive Officer          Chief Financial Officer
                  (617) 367-2163                   (617) 619-5101


                     CONCENTRA OPERATING CORPORATION REPORTS
                       FOURTH QUARTER AND YEAR-END RESULTS


          BOSTON, Mass. (February 8, 2000) - Concentra Operating Corporation ("Concentra") today announced a 15% increase in fourth quarter revenues and a 9% increase in EBITDA over the same period in the prior year. These gains were driven by solid growth in the Company's Health Services, Concentra Preferred Systems and First Notice Systems lines of business compared with the same quarter last year.

          Revenues for the fourth quarter increased to $175,255,000 from $151,911,000 in the same period last year. Operating income for the quarter increased to $12,157,000 versus a loss of $6,328,000 last year. Concentra reported a net loss for the fourth quarter of 1999 of $2,029,000 compared with a net loss of $4,967,000 in the fourth quarter of 1998.

          For the year ended December 31, 1999, revenues increased 12% to $681,412,000 from $611,056,000 for 1998. Operating income for the year declined to $14,253,000 compared with $55,200,000 last year. The net loss for the year ended December 31, 1999, was $26,504,000 compared with net income of $22,486,000 in 1998.

          Earnings before interest, taxes, depreciation and amortization (EBITDA), as computed in a manner consistent with the definition set forth in the Company's $190 million Series A Senior Subordinated Notes, increased 9% to $22,455,000 in the fourth quarter of 1999 versus $20,686,000 in the comparable 1998 period. For the year, EBITDA declined 6% to $104,701,000 versus $111,668,000 in 1998.

          Net income for the full year ended December 31, 1999, includes a non-recurring charge of $54,419,000 ($45,884,000 after tax) incurred in the third quarter of 1999 primarily for fees, expenses and restructuring charges associated with the August 1999 acquisition of Concentra by Welsh Carson Anderson & Stowe and its equity partners. Similarly, results for the fourth quarter and full year ended December 31, 1998, include non-recurring charges of $20,514,000 ($12,103,000 after tax) and $33,114,000 ($21,703,000 after tax), respectively. The fourth quarter charge primarily reflected expenses related to severance, facility closings and consolidation, as well as the write-off of certain assets. The Company's results for the full year of 1998 include a charge taken in the first quarter, which reflected fees, expenses and restructuring charges primarily associated with its acquisition of Preferred Payment Systems.

Concentra Reports Year-End Results
Page 2
February 8, 2000

          "We are pleased to note continued progress and growth in the Company's core business lines during the fourth quarter," said Daniel J. Thomas, President and Chief Executive Officer of Concentra. "The Company's top-line growth and stronger cash flows reflected a re-acceleration in revenue growth following our transition to a private company during the third quarter. This growth occurred most notably in our Concentra Health Services unit, which comprised 50% of total fourth quarter revenues and continued to post attractive gains in same-market revenues during the quarter. We are also pleased to report that Concentra Health Services completed a total of 19 transactions in 1999, which added a record 53 occupational health centers to our market-leading national network. Additionally, the fourth quarter reflected a continuation of strong year-over-year growth in our Concentra Preferred Systems and our First Notice Systems businesses. Our business development and new sales pipeline remain very strong in each of our core businesses.

          "Of course, some aspects of our operations, such as our field case management business, have not yet met our near-term objectives for growth and cash flow," he continued. "Recently, we have added several seasoned professionals to our senior management team in order to address these challenges more aggressively. New positions within our organization include a new Chief Information Officer, a new President of case management services, a new Vice President of Sales for our managed care services, and a Senior Vice President to coordinate and promote our sales and marketing efforts company-wide. Considering these steps, the ongoing progress of our core operations, and a new business pipeline that is the strongest we have seen in years, we are entering 2000 with solid momentum and the opportunity to improve our performance in the coming year."

          Thomas also noted that the Company's results for the quarter included the effects of $3.3 million in "one-time or transitory charges," the absence of which would have resulted in EBITDA of approximately $25.7 million during the quarter. These charges included operating losses associated with the deliberate acceleration of the planned acquisition of an occupational health center development corporation, expenses associated with the start-up of a drug-screening laboratory in Memphis, Tennessee, and certain other administrative and consulting costs. "While these costs do not constitute 'non-recurring' charges for accounting purposes, their exclusion does contribute to a better understanding of the Company's underlying fourth quarter performance," said Thomas.

          According to Thomas, Concentra ended 1999 with $4 million of revolver borrowings under its $100 million bank line of credit, reflecting lower-than-expected borrowings at year-end. He noted that the Company was in full compliance with its covenants under its senior credit facilities at December 31, 1999. However, with respect to its compliance in future quarters, the Company is considering meeting with its lenders to review whether a change in certain financial covenants may be necessary.

Concentra Reports Year-End Results
Page 3
February 8, 2000

          Concentra Operating Corporation is the successor to and a wholly owned subsidiary of Concentra Managed Care, Inc. Concentra is the leading provider and comprehensive outsource solution for cost containment and fully integrated care management in the occupational, auto, and group healthcare markets. Concentra offers prospective and retrospective services to employers and insurers of all sizes, providing pre-employment testing, loss prevention services, first report of loss, injury care, specialist networks and specialized cost containment to the disability and automobile injury markets. Currently, the Company operates the nation's largest network of occupational healthcare facilities, with 210 centers located in 63 markets in 32 states. The Company has approximately 1,050 field case managers who provide medical management and return to work services in 49 states, the District of Columbia, and Canada. The Company also has 86 service locations that provide specialized cost containment services including utilization management, telephonic case management, first notice of loss reporting, and retrospective bill review.

          This press release contains certain forward-looking statements, which the Company is making in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that the Company's actual results may differ materially from the results discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the potential adverse impact of governmental regulation on the Company's operations, completion of the Company's annual audit, interruption in its data processing capabilities, operational financing and strategic risks related to the Company's growth strategy, possible fluctuations in quarterly and annual operations, and possible legal liability for adverse medical consequences, competitive pressures, adverse changes in market conditions for the Company's services, and dependence on key management personnel. Additional factors include those described in the Company's filings with the Securities and Exchange Commission.

Concentra Reports Year-End Results
Page 4
February 8, 2000
                         CONCENTRA OPERATING CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF
                          CONCENTRA MANAGED CARE, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)


                                              THREE MONTHS ENDED                     YEAR ENDED
                                                 DECEMBER 31,                       DECEMBER 31,
                                        -------------------------------    -------------------------------
                                             1999             1998              1999             1998
                                        -------------     -------------    -------------     -------------
                                                           (RESTATED)                         (RESTATED)

REVENUE:
Health services                         $  87,643,000     $  65,791,000    $ 330,064,000     $ 259,481,000
Managed care services:
   Specialized cost containment            52,454,000        46,544,000      204,084,000       183,734,000
   Field case management                   35,158,000        39,576,000      147,264,000       167,841,000
                                        -------------     -------------    -------------     -------------
     Total managed care services           87,612,000        86,120,000      351,348,000       351,575,000
                                        -------------     -------------    -------------     -------------
       Total revenue                      175,255,000       151,911,000      681,412,000       611,056,000

COST OF SERVICES:
Health services                            73,326,000        55,978,000      265,083,000       201,181,000
Managed care services                      68,234,000        68,128,000      269,406,000       268,116,000
                                        -------------     -------------    -------------     -------------
       Total cost of services             141,560,000       124,106,000      534,489,000       469,297,000
                                        -------------     -------------    -------------     -------------
          Total gross profit               33,695,000        27,805,000      146,923,000       141,759,000

General and administrative expenses        18,073,000        11,602,000       65,291,000        45,326,000
Amortization of intangibles                 3,465,000         2,017,000       12,960,000         8,119,000
Non-recurring charge                               --        20,514,000       54,419,000        33,114,000
                                        -------------     -------------    -------------     -------------
   Operating (loss) income                 12,157,000        (6,328,000)      14,253,000        55,200,000

Interest expense                           16,165,000         4,898,000       35,779,000        18,021,000
Interest income                              (176,000)       (1,720,000)      (2,900,000)       (4,659,000)
Other, net                                   (244,000)          (44,000)        (391,000)           44,000
                                        -------------     -------------    -------------     -------------
(Loss) income before income taxes          (3,588,000)       (9,462,000)     (18,235,000)       41,794,000
(Benefit) provision for income taxes       (1,559,000)       (4,495,000)       8,269,000        19,308,000
                                        -------------     -------------    -------------     -------------

Net (loss) income                       $  (2,029,000)    $  (4,967,000)   $ (26,504,000)    $  22,486,000
                                        =============     =============    =============     =============


The consolidated statements of operations above include the post-recapitalization transaction operating results of Concentra Operating Corporation, a wholly owned subsidiary of Concentra Managed Care, Inc. and the pre-recapitalization transaction operating results of Concentra Managed Care, Inc. The recapitalization transaction was completed on August 17, 1999. The consolidated statements of operations also include all non-recurring charges related to the recapitalization transaction.

Concentra Reports Year-End Results
Page 5
February 8, 2000




                         CONCENTRA OPERATING CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF
                          CONCENTRA MANAGED CARE, INC.
                           CONSOLIDATED BALANCE SHEETS



                                                                        DECEMBER 31,        DECEMBER 31,
                                                                            1999                1998
                                                                       ---------------    ----------------
                            ASSETS                                        UNAUDITED


CURRENT ASSETS:
   Cash and cash equivalents                                           $    14,371,000    $    101,128,000
   Marketable securities                                                            --           5,000,000
   Accounts receivable, net                                                156,239,000         127,615,000
   Prepaid expenses, tax assets and other current assets                    28,674,000          33,094,000
                                                                       ---------------    ----------------
     Total current assets                                                  199,284,000         266,837,000

PROPERTY AND EQUIPMENT, NET                                                104,068,000          85,926,000

GOODWILL AND OTHER INTANGIBLE ASSETS, NET                                  324,984,000         277,953,000

MARKETABLE SECURITIES                                                               --          10,583,000

OTHER ASSETS                                                                25,768,000          15,495,000
                                                                       ---------------    ----------------
                                                                       $   654,104,000    $    656,794,000
                                                                       ===============    ================

   LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

CURRENT LIABILITIES:
   Revolving credit facilities                                         $     4,000,000    $             --
   Current portion of long-term debt                                         3,805,000              55,000
   Accounts payable, accrued income tax and expenses                        89,109,000          64,912,000
                                                                       ---------------    ----------------
     Total current liabilities                                              96,914,000          64,967,000

LONG-TERM DEBT                                                             559,942,000         327,870,000

DEFERRED INCOME TAXES AND OTHER LIABILITIES                                 36,521,000          24,082,000

STOCKHOLDERS' (DEFICIT) EQUITY                                             (39,273,000)        239,875,000
                                                                       ---------------    ----------------
                                                                       $   654,104,000    $    656,794,000
                                                                       ===============    ================


The consolidated balance sheet as of December 31, 1999 represents the financial position of Concentra Operating Corporation, including all non-recurring charges related to the August 17, 1999 recapitalization transaction. The consolidated balance sheet as of December 31, 1998 represents the financial position of Concentra Managed Care, Inc.

                                     -END-